3. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Narrative) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Basis Of Presentation And Summary Of Significant Accounting Policies
Restricted cash	¥ 714	¥ 127,762	¥ 42,517
Advertising expense	¥ 9,337	¥ 5,516	¥ 2,747
Stock options were excluded from the calculation of diluted net loss per share	1,851,360	4,369,527	4,655,384